Acquisitions (Notes)	12 Months Ended
Dec. 31, 2014
Business Combinations [Abstract]
AQUISITIONS
ACQUISITIONS

2014 TLLP Acquisition of Rockies Natural Gas Business

TLLP acquired assets related to, and entities engaged in, natural gas gathering, transportation and processing in Wyoming, Colorado, Utah, and North Dakota (the “Rockies Natural Gas Business”) through its acquisition of QEP Field Services, LLC (“QEPFS”) from QEP Field Services Company (“QEPFSC”) on December 2, 2014 for $2.5 billion. This acquisition was immaterial to our consolidated results of operations in 2014. For additional information regarding the acquisition, see Note 3.

2013 Los Angeles Acquisition

We acquired BP’s integrated Southern California refining, marketing and logistics business from BP West Coast Products, LLC and other affiliated sellers on June 1, 2013 (the “Los Angeles Acquisition”). The Los Angeles Acquisition is consistent with our business strategy and provides an opportunity to combine two West Coast refining, marketing and logistics businesses resulting in a more efficient integrated refining, marketing and logistics system. The acquired assets include the 266 Mbpd Carson refinery located adjacent to our Wilmington refinery, related marine terminals, land terminals and pipelines. The assets also include the ARCO® brand and associated registered trademarks, as well as a master franchisee license for the ampm® convenience store brand and the supply rights to approximately 835 branded dealer-operated and branded wholesale stations in central and southern California, Nevada and Arizona. Additionally, we acquired an anode coke calcining operation and a 51% ownership in the Watson cogeneration facility, both located at the Carson refinery. In conjunction with the acquisition, we also assumed certain environmental liabilities, primarily remediation obligations. For additional information regarding the assumed environmental remediation obligations, see Note 16.

The final purchase price of these assets was $2.3 billion, as agreed upon by us and BP in October 2013, including petroleum and non-hydrocarbon inventories of $1.1 billion. The amount paid at closing was reduced by advance deposits paid by the Company of $127 million, including $90 million, which was paid in the third quarter of 2012 upon execution of the purchase and sale agreement. The original purchase price of $2.42 billion was reduced to $2.3 billion for reductions in net working capital primarily for changes in accounts receivable and inventories totaling $62 million and a base purchase price adjustment of $33 million for BP-owned retail sites not sold to Tesoro. We financed the transaction with $552 million in cash, $700 million borrowed on the Tesoro Corporation revolving credit facility (the “Revolving Credit Facility”) and $500 million borrowed under our term loan credit facility agreement (the “Term Loan Facility”). The remaining $544 million was funded with cash received from TLLP to fund a portion of its acquisition of six marketing and storage terminal facilities in southern California (the “Los Angeles Terminal Assets”) from us that occurred directly after the Los Angeles Acquisition. TLLP funded the acquisition with borrowings under its senior secured revolving credit agreement (the “TLLP Revolving Credit Facility”). For additional information regarding TLLP’s acquisition of the Los Angeles Terminal Assets, see Note 3.

Our allocation of the Los Angeles Acquisition's $2.3 billion purchase price was final as of June 30, 2014. The table below presents the final acquisition date purchase price allocation (in millions):

Receivables	$197
Inventories	1,096
Prepayments and other current assets	14
Property, plant and equipment	1,088
Acquired intangibles, net	63
Other noncurrent assets, net	112
Other current liabilities	(25)
Other noncurrent liabilities	(182)
Debt	(36)
Total purchase price	$2,327

The acquired intangible assets included $13 million of emissions credits in our refining segment along with intangibles in our marketing segment consisting of supply network intangibles of $5 million associated with dealer supply and lease relationships, $14 million for the ARCO® brand, and $31 million for the ampm® License. The acquired operating credits and marketing supply network intangibles have a useful life of 15 years, while the ampm® License has a useful life of 25 years. The ARCO® brand has an indefinite life. The weighted average useful life of the acquired intangibles is 21 years. Our 51% interest in the Watson cogeneration facility acquired in the transaction is accounted for using the equity method of accounting and is included in other noncurrent assets at an acquisition date fair value of $111 million. Other noncurrent liabilities include environmental remediation liabilities assumed in the Los Angeles Acquisition including $102 million and $68 million associated with our refining and marketing segments, respectively.

We have not provided separate disclosure of revenues and net earnings associated with the Los Angeles Acquisition, commencing on June 1, 2013, in our statements of consolidated operations. Financial information, including the revenues and net earnings, for the Carson refinery operations for the period are not available. We are continuing to integrate our Wilmington and Carson refineries and are operating and accounting for them as a combined facility, including the purchases and sales of crude oil and refined products. Refined products produced from the refining processing units are transported through common logistics assets and cannot be identified as Carson refinery production versus Wilmington refinery production. As a result, revenues and related cost of sales from products delivered through these common assets are unidentifiable to a specific refinery making it impracticable to provide this financial information. Certain financial information is available for the California region operations, which includes the 266 Mbpd Carson refinery, the 97 Mbpd Wilmington refinery, the 166 Mbpd Martinez refinery and related marketing and logistics operations. Total gross margin and operating income for the California region operations were $1.2 billion and $12 million, respectively, from June 1, 2013 through December 31, 2013.

The following unaudited pro forma financial information presents our consolidated results assuming the Los Angeles Acquisition occurred on January 1, 2012. The unaudited pro forma financial information is not necessarily indicative of the results of future operations. The unaudited pro forma financial information below reflects certain nonrecurring adjustments related to the capitalization of deferred turnaround costs.

	2013	2012
	(In millions, except per share amounts)
Revenues	$43,510	$44,695
Net Earnings attributable to Tesoro Corporation	$515	$886
Basic Earnings Per Share from Continuing Operations	$3.67	$7.31
Diluted Earnings Per Share from Continuing Operations	$3.61	$7.20

We incurred transaction costs of $14 million and $6 million directly attributable to the Los Angeles Acquisition during the years ended December 31, 2013 and 2012, respectively. These costs are included in selling, general and administrative expenses in our statements of consolidated operations.

2013 TLLP Acquisition of the Northwest Products System

TLLP acquired the Northwest Products Pipeline (as defined in Note 3) and three refined products terminals in Idaho and Washington through its acquisition of Chevron Pipe Line Company’s and Northwest Terminalling Company’s (collectively, “Chevron”) northwest products system (the “Northwest Products System”) on June 19, 2013 for $355 million. For additional information regarding the acquisition, see Note 3.